UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2020

FS Energy and Power Fund

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	814-00841 (Commission File Number)	27-6822130 (I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Trustees

On March 16, 2020, the board of trustees (the “Board”) of FS Energy and Power Fund (the “Company”) appointed Ms. Kathleen A. McGinty as a trustee to serve for a term commencing on March 16, 2020 (such date, the “Effective Date”). Ms. McGinty serves as an independent trustee and was appointed to serve for a term expiring at the Company’s 2020 annual meeting of stockholders.

There is no arrangement or understanding between Ms. McGinty and any other person pursuant to which she was appointed as a trustee and does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Ms. McGinty will receive director compensation in accordance with the Company’s independent director compensation plan. On the Effective Date, the size of the Board will be increased to nine trustees, seven of whom will be independent trustees.

Set forth below is biographical information pertaining to Ms. McGinty.

Kathleen A. McGinty is vice president of global government relations and regulatory affairs for Johnson Controls, a leading energy efficiency and buildings technology company. Prior to joining Johnson Controls, she served as Chair of the Pennsylvania Energy Development Authority from 2004 to 2008 and Pennsylvania Secretary of Environmental Protection from 2003 to 2008. Prior to this she was Chair of the White House Council on Environmental Quality and Deputy Assistant to the President from 1993 to 1998. Ms. McGinty has also served as an operating partner with a private equity fund, where she helped build successful growth strategies for mid-stage clean energy, water and efficiency companies, as well as served as a director of publicly traded and privately held businesses in the energy sector. Currently, Ms. McGinty serves on the boards of the Scott Institute for Energy Innovation at Carnegie Mellon University, the Energy Futures Initiative, the Alliance to Save Energy, the Keystone Policy Center, the American Council on Renewable Energy, and the Delaware River Port Authority. Ms. McGinty received a B.S. in chemistry from St. Joseph's University and J.D. from Columbia University. She has also received honorary doctorates from Muhlenberg University, Dickinson College, and Clarion State University.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Energy and Power Fund

Date:	March 17, 2020	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel and Secretary